SECOND AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP VII, L.P.


     THIS AMENDMENT, effective as of the 1st day of January, 1999 is entered into by and among Lithotripters, Inc., a North Carolina corporation and the General Partner of Texas Lithotripsy Limited Partnership VII, L.P. (the "Partnership"), and the Limited Partners of the Partnership.

                                R E C I T A L S:
                                 ---------------

                  1. The General Partner and the Initial Limited Partner named therein entered into that certain Agreement of Limited Partnership of Texas Lithotripsy Limited Partnership VII, L.P., dated as of September 4, 1998, as amended by that certain Amendment to Agreement of Limited Partnership of the Partnership, effective as of October 7, 1998 (the "Agreement").

                  2. The General Partner and the undersigned Limited Partners (collectively, the "Partners") desire to further amend the Agreement to reflect the successful closing of the Merger pursuant to the Merger Agreement, and the assignment by William Mulchin, M.D. of his .29893238% limited partner interest in the Partnership to Fifth Street Corp.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and agreements herein contained, the parties hereto agree as follows:

                           Schedule A is deleted in its entirety and a new Schedule A-1, attached hereto, is substituted in its place.

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first above written.

                                                     GENERAL PARTNER:

                                                     Lithotripters, Inc.


                                                    By:/s/ Joseph Jenkins, M.D.
                                                    ---------------------------
                                                            Joseph Jenkins, M.D.
                                                            President

                                                     ALL THE LIMITED PARTNERS OF
                                                     THE PARTNERSHIP WHOSE NAMES
                                                     APPEARED ON SCHEDULE A

                                                     By:/s/ Joseph Jenkins, M.D.
                                                     ---------------------------
                                                            Joseph Jenkins, M.D.
                                                            Attorney-in-Fact1
--------
1Pursuant to a Power of Attorney given by the Limited Partners in the Agreement.

                                                                    SCHEDULE A-1

                        Schedule of Partnership Interests

                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP VII, L.P.
                 -----------------------------------------------



General Partner                                        Percentage Interest
---------------                                        -------------------
Lithotripters, Inc.                                        20.80897806%
2008 Litho Place
Fayetteville, NC 28304
Limited Partners

Robert Admire                                               0.41200000%
Joyce Allen                                                 0.29893238%
Mark Allen                                                  0.20600000%
Thomas Arnold                                               1.15074320%
John Ballard, III                                           0.29893238%
Charles Bamberger                                           1.74054700%
Marc Barrett                                                2.30148640%
James Brady                                                 0.20600000%
Franklin Clark                                              0.20600000%
James Cochran                                               1.29537367%
Donald Cook                                                 0.29893238%
Stephen Corwin                                              0.29893238%
Philip Damstra                                              0.38375240%
Jules Delaune                                               0.57537160%
Ruth Delaune                                                0.57537160%
Robert Dowling                                              0.38375240%

Limited Partners                                       Percentage Interest
----------------                                       -------------------
J. Stephen Dryden                                           0.20600000%
Richard Dulany                                              0.20600000%
Glenn Dunnington                                            0.29893238%
Christopher Fetner                                          0.82400000%
Fifth Street Corp                                           2.09252669%
Larry Frank                                                 0.20600000%
Gerald Frankel                                              0.82400000%
William Freeborn                                            0.82400000%
Alan Freeman                                                0.29893238%
Philip Gallina                                              0.20600000%
Glen Goldsmith                                              0.29893238%
William Grine                                               0.20600000%
Scott Hassell                                               0.41200000%
Wayne Hey                                                   0.76699080%
A. Mason Holden                                             0.29893238%
Ira Hollander                                               1.72611480%
Joseph Jenkins                                              0.20600000%
Dan Johnson                                                 1.43842900%
John Johnson                                                0.57537160%
Sid Jones                                                   1.15074320%
Lillian Jordan                                              0.57537160%
Thomas Jordan                                               0.20600000%
William Jordan                                              0.20600000%
T.S. Kent                                                   0.29893238%

Farid Khoury                                                0.20600000%
Mario Labardini                                             0.20600000%
J.L. LaManna, III                                           0.29893238%
Hugh Lamensdorf                                             1.15074320%
Edward Lee                                                  1.15074320%
Stephen Lieman                                              0.61800000%
Lithotripters, Inc.                                        22.05669678%
Barney Maddox                                               0.29893238%
Donald McKay                                                0.61800000%
William Mitchell                                            0.29893238%
Thomas Mobley                                               0.20600000%
Yondell Moore                                               0.20600000%
Dan Myers                                                   0.20600000%
Jerry Newton                                                0.29893238%
Denis Ortiz                                                 0.38375240%
Paris Urology Assoc. Pension                                0.59786477%
Allen Plotkin                                               0.29893238%
Drew Pumphrey                                               1.53454700%
Anthony Rand                                                0.20600000%
Richard Reese                                               0.59786477%
Jack Rice                                                   0.29893238%
 Edward Rietze Estate                                       0.20600000%
William Risk                                                1.49466192%
Donald Ross                                                 0.57537160%

James Saalfield                                             0.97299080%
Rashinda Singh                                              0.57537160%
Southwest Lithotripter Partners                             8.70117438%
John Staub                                                  0.29893238%
Martha Storrie                                              2.15254700%
Mark Story                                                  2.01380060%
Robert Stroud                                               0.38375240%
Roger Stuart                                                0.20600000%
Agif Syed                                                   0.29893238%
Alan Terry                                                  0.20600000%
Addison Thurman                                             1.15074320%
Arthur Tijerina                                             1.79359431%
Eugene Todd                                                 0.59786477%
Michael Walter                                              0.57537160%
R.D. West                                                   0.19928826%
Jeannie Westerburg                                          0.19928826%
Robert Westerburg                                           0.19928826%
Roger Wolfert                                               0.29893238%
                                                            -----------
TOTAL                                                         100%

                               THIRD AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP VII, L.P.


     THIS AMENDMENT, effective as of the 2nd day of February, 1999 is entered into by and among Lithotripters, Inc., a North Carolina corporation and the General Partner of Texas Lithotripsy Limited Partnership VII, L.P. (the "Partnership"), and the Limited Partners of the Partnership.

                                R E C I T A L S:
                                 ---------------

                  1. The General Partner and the Limited  Partners,  hereinafter collectively referred to as the "Partners," entered into that certain Agreement of Limited Partnership of Texas Lithotripsy Limited Partnership VII, L.P., dated as of September 4, 1998, as amended by that certain Amendment to Agreement of Limited Partnership of the Partnership, effective as of October 7, 1998, and as further amended by that certain Second Amendment to Agreement of Limited Partnership of the Partnership, effective as of January 1,1999 (the "Agreement").

                  2. The  Partners  desire to  further  amend the  Agreement  to reflect the Partners's adjusted Percentage Interests resulting from the successful closing of the offering of limited partner interests in the Partnership pursuant to the Partnership's Confidential Private Placement Memorandum dated September 4, 1998, as amended, and the subsequent admission of new Limited Partners to the Partnership.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and agreements herein contained, the parties hereto agree as follows:

                           Schedule A-1 is deleted in its entirety and a new Schedule A-2, attached hereto, is substituted in its place.

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first above written.

                                              GENERAL PARTNER:

                                              Lithotripters, Inc.


                                                    By:/s/ Joseph Jenkins, M.D.
                                                    ---------------------------
                                                          Joseph Jenkins, M.D.
                                                          President

                                                     ALL THE LIMITED PARTNERS OF
                                                     THE PARTNERSHIP WHOSE NAMES
                                                     APPEARED ON SCHEDULE A-1

                                                     By:/s/ Joseph Jenkins, M.D.
                                                     ---------------------------
                                                            Joseph Jenkins, M.D.
                                                            Attorney-in-Fact1
--------
1Pursuant to a Power of Attorney given by the Limited Partners in the Agreement.

                                                                    SCHEDULE A-2

                        Schedule of Partnership Interests

                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP VII, L.P.
                 -----------------------------------------------


General Partner                                           Percentage Interest
---------------                                           -------------------
Lithotripters, Inc.                                        19.22749573%
2008 Litho Place
Fayetteville, NC 28304
Limited Partners

Robert Admire                                               0.38068800%
Joyce Allen                                                 0.27621352%
Mark Allen                                                  0.19034400%
Thomas Arnold                                               328672%
Steven Ash                                                  0.57000000%
John Ballard, III                                           0.27621352%
Charles Bamberger                                           1.60826543%
Marc Barrett                                                2.12657343%
Baylor Health Care System                                   1.14000000%
James Brady                                                 0.19034400%
Harold Calhoun                                              0.19000000%
David Casey                                                 0.19000000%
Franklin Clark                                              0.19034400%
James Cochran                                               1.19692527%
Michael Collini                                             0.57000000%
Donald Cook                                                 0.27621352%
Robert Corwin                                               0.57000000%
Stephen Corwin                                              0.27621352%
Philip Damstra                                              0.35458722%
Jules Delaune                                               0.53164336%
Ruth Delaune                                                0.53164336%

Limited Partners                                          Percentage Interest
----------------                                          -------------------
Robert Dowling                                              0.35458722%
J. Stephen Dryden                                           0.19034400%
Richard Dulany                                              0.19034400%
Glenn Dunnington                                            0.27621352%
Kurt Evans                                                  0.19000000%
John Fairbanks                                              0.57000000%
Christopher Fetner                                          0.76137600%
Fifth Street Corp                                           1.93349466%
Joshua Fine                                                 0.57000000%
Myron Fine                                                  0.19000000%
Manny Forkowitz                                             0.57000000%
Larry Frank                                                 0.19034400%
Gerald Frankel                                              0.76137600%
William Freeborn                                            0.76137600%
Alan Freeman                                                0.27621352%
Steven Frost                                                0.57000000%
Philip Gallina                                              0.19034400%
Kenneth Goldberg                                            0.57000000%
Glen Goldsmith                                              0.27621352%
Mike Goldstein                                              0.57000000%
Carole L. Gordon                                            0.190000000%
Nathan Graves                                               0.57000000%
Rufus Green                                                 0.38000000%
William Grine                                               0.19034400%
Scott Hassell                                               0.38068800%
Wayne Hey                                                   0.70869950%
A. Mason Holden                                             0.27621352%
Ira Hollander                                               1.59493008%

Limited Partners                                          Percentage Interest
----------------
Allen Van Horn                                              0.57000000%
Joseph Jenkins                                              0.19034400%
Dan Johnson                                                 1.32910840%
John Johnson                                                0.53164336%
Sid Jones                                                   1.06328672%
Lillian Jordan                                              0.53164336%
Thomas Jordan                                               0.19034400%
William Jordan                                              0.19034400%
T.S. Kent                                                   0.27621352%
Farid Khoury                                                0.19034400%
Mario Labardini                                             0.19034400%
J.L. LaManna, III                                           0.27621352%
Hugh Lamensdorf                                             1.06328672%
Jeffrey H. Landau                                           0.57000000%
Edward Lee                                                  1.06328672%
Kenneth Licker                                              0.19000000%
Stephen Lieman                                              0.57103200%
Lithotripters, Inc.                                        15.06038783%
Barney Maddox                                               0.27621352%
James Mason                                                 0.19000000%
Roy Carrington Mason                                        0.19000000%
Donald McKay                                                0.57103200%
William Mitchell                                            0.27621352%
Thomas Mobley                                               0.19034400%
Frank Moore, III                                            0.5700000%
Yondell Moore                                               0.19034400%
Dan Myers                                                   0.19034400%
Jerry Newton                                                0.27621352%

Limited Partners                                          Percentage Interest
----------------
Denis Ortiz                                                 0.35458722%
Paris Urology Assoc. Pension                                0.55242705%
Allen Plotkin                                               0.27621352%
Drew Pumphrey                                               1.41792143%
Anthony Rand                                                0.19034400%
Richard Reese                                               0.55242705%
Jack Rice                                                   0.27621352%
 Edward Rietze Estate                                       0.19034400%
William Risk                                                1.38106762%
Donald Ross                                                 0.53164336%
James Saalfield                                             0.89904350%
Jeff Sanders                                                0.57000000%
Nabel Sayed                                                 0.38000000%
Ben Schnitzer                                               0.19000000%
Roger Schoenvogel                                           0.57000000%
Rashinda Singh                                              0.53164336%
Southwest Lithotripter Partners                             7.45776513%
Frank Splann                                                0.19000000%
John Staub                                                  0.27621352%
Donald Stewart                                              0.57000000%
Martha Storrie                                              1.98895343%
Mark Story                                                  1.86075175%
Robert Stroud                                               0.35458722%
Roger Stuart                                                0.19034400%
Agif Syed                                                   0.27621352%
Alan Terry                                                  0.19034400%
Addison Thurman                                             1.06328672%
Arthur Tijerina                                             1.65728114%

Limited Partners                                          Percentage Interest
----------------
Eugene Todd                                                 0.55242705%
Michael Walter                                              0.53164336%
R.D. West                                                   0.18414235%
Jeannie Westerburg                                          0.18414235%
Robert Westerburg                                           0.18414235%
Roger Wolfert                                               0.27621352%
                                                            -----------
TOTAL                                                        100%

                               FOURTH AMENDMENT TO
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP VII, L.P.



     THIS AMENDMENT, effective as of the 1st day of March, 1999 is entered into by and among Lithotripters, Inc., a North Carolina corporation and the General Partner of Texas Lithotripsy Limited Partnership VII, L.P. (the "Partnership"), and the Limited Partners of the Partnership.

                                                 R E C I T A L S:
                                                 ---------------

                  1. The General Partner and the Limited Partners, hereinafter collectively referred to as the "Partners," entered into that certain Agreement of Limited Partnership of Texas Lithotripsy Limited Partnership VII, L.P., dated as of September 4, 1998, as amended by that certain Amendment to Agreement of Limited Partnership of the Partnership, effective as of October 7, 1998, as further amended by that certain Second Amendment to Agreement of Limited Partnership of the Partnership, effective as of January 1,1999, and as further amended by that certain Third Amendment to Agreement of Limited Partnership of the Partnership effective as of February 2, 1999 (the "Agreement").

                  2. The  Partners  desire to  further  amend the  Agreement  to reflect the Partners' adjusted Percentage Interests resulting from the assignment by each of Mark Allen, M.D. ("Allen"), J. Scott Hassell ("Hassell") and Steven Lieman ("Lieman") of their entire limited partnership interests in the Partnership to the Partnership. As a consequence of the foregoing assignments, Allen, Hassell and Lieman are no longer limited partners of the Partnership as of the date hereof.

                  NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions and agreements herein contained, the parties hereto agree as follows:

                           Schedule A-2 is deleted in its entirety and a new Schedule A-3, attached hereto, is substituted in its place.

                  IN WITNESS WHEREOF, the Partners have hereunto set their hands and seals effective as of the date first above written.

                                                     GENERAL PARTNER:

                                                     Lithotripters, Inc.


                                                     By:/s/ Joseph Jenkins, M.D.
                                                     ---------------------------
                                                           Joseph Jenkins, M.D.
                                                           President

                                                     ALL THE LIMITED PARTNERS OF
                                                     THE PARTNERSHIP WHOSE NAMES
                                                     APPEARED ON SCHEDULE A-2

                                                     By:/s/ Joseph Jenkins, M.D.
                                                     ---------------------------
                                                            Joseph Jenkins, M.D.
                                                            Attorney-in-Fact
--------
1Pursuant to a Power of Attorney given by the Limited Partners in the Agreement.

                                                                    SCHEDULE A-2

                        Schedule of Partnership Interests

                 TEXAS LITHOTRIPSY LIMITED PARTNERSHIP VII, L.P.
                 -----------------------------------------------


General Partner                                          Percentage Interest
---------------                                          -------------------
Lithotripters, Inc.                                          19.449629%
2008 Litho Place
Fayetteville, NC 28304
Limited Partners                                         Percentage Interest
----------------                                         ------------------
Robert Admire                                                 0.385086%
Joyce Allen                                                   0.279404%
Thomas Arnold                                                 1.075570%
Steven Ash                                                    0.576585%
John Ballard, III                                             0.279404%
Charles Bamberger                                             1.626845%
Marc Barrett                                                  2.151141%
Baylor Health Care System                                     1.153170%
James Brady                                                   0.192543%
Harold Calhoun                                                0.192195%
David Casey                                                   0.192195%
Franklin Clark                                                0.192543%
James Cochran                                                 1.210753%
Michael Collini                                               0.576585%
Donald Cook                                                   0.279404%
Robert Corwin                                                 0.576585%
Stephen Corwin                                                0.279404%
Philip Damstra                                                0.358684%
Jules Delaune                                                 0.537785%
Ruth Delaune                                                  0.537785%
Robert Dowling                                                0.358684%
J. Stephen Dryden                                             0.192543%

2008 Litho Place

Richard Dulany                                                0.192543%
Glenn Dunnington                                              0.279404%
Kurt Evans                                                    0.192195%
John Fairbanks                                                0.576585%
Christopher Fetner                                            0.770172%
Fifth Street Corp                                             1.955832%
Joshua Fine                                                    .576585%
Myron Fine                                                    0.192195%
Manny Forkowitz                                               0.576585%
Larry Frank                                                   0.192543%
Gerald Frankel                                                0.770172%
William Freeborn                                              0.770172%
Alan Freeman                                                  0.279404%
Steven Frost                                                  0.576585%
Philip Gallina                                                0.192543%
Kenneth Goldberg                                              0.576585%
Glen Goldsmith                                                0.279404%
Mike Goldstein                                                0.576585%
Carole L. Gordon                                              0.192195%
Nathan Graves                                                 0.576585%
Rufus Green                                                   0.384390%
William Grine                                                 0.192543%
Wayne Hey                                                     0.716887%
A. Mason Holden                                               0.279404%
Ira Hollander                                                 1.613356%
Joseph Jenkins                                                0.192543%
Dan Johnson                                                   1.344463%
John Johnson                                                  0.537785%
Sid Jones                                                     1.075570%

2008 Litho Place

Lillian Jordan                                                0.537785%
Thomas Jordan                                                 0.192543%
William Jordan                                                0.192543%
T.S. Kent                                                     0.279404%
Farid Khoury                                                  0.192543%
Mario Labardini                                               0.192543%
J.L. LaManna, III                                             0.279404%
Hugh Lamensdorf                                               1.075570%
Jeffrey H. Landau                                             0.576585%
Edward Lee                                                    1.075570%
Kenneth Licker                                                0.192195%
Lithotripters, Inc.                                          15.233413%
Barney Maddox                                                 0.279404%
James Mason                                                   0.192195%
Roy Carrington Mason                                          0.192195%
Donald McKay                                                  0.577629%
William Mitchell                                              0.279404%
Thomas Mobley                                                 0.192543%
Frank Moore, III                                              0.576585%
Yondell Moore                                                 0.192543%
Dan Myers                                                     0.192543%
Jerry Newton                                                  0.279404%
Denis Ortiz                                                   0.358684%
Paris Urology Assoc. Pension Plan                             0.558809%
Allen Plotkin                                                 0.279404%
John Pumphrey                                                 1.434302%
Anthony Rand                                                  0.192543%
Richard Reese                                                 0.558809%
Jack Rice                                                     0.279404%

2008 Litho Place

 Edward Rietze Estate                                         0.192543%
William Risk                                                  1.397023%
Donald Ross                                                   0.537785%
James Saalfield                                               0.909430%
Jeff Sanders                                                  0.576585%
Nabel Sayed                                                   0.384390%
Ben Schnitzer                                                 0.192195%
Roger Schoenvogel                                             0.576585%
Rashinda Singh                                                0.537785%
Southwest Lithotripter Partners                               7.543922%
Frank Splann                                                  0.192195%
John Staub                                                    0.279404%
Donald Stewart                                                0.576585%
Martha Storrie                                                2.011931%
Mark Story                                                    1.882248%
Robert Stroud                                                 0.358684%
Roger Stuart                                                  0.192543%
Agif Syed                                                     0.279404%
Alan Terry                                                    0.192543%
Addison Thurman                                               1.075570%
Arthur Tijerina                                               1.676427%
Eugene Todd                                                   0.558809%
Allen Van Horn                                                0.576585%
Michael Walter                                                0.537785%
R.D. West                                                     0.186270%
Jeannie Westerburg                                            0.186270%
Robert Westerburg                                             0.186270%
Roger Wolfert                                                 0.279404%
                                                              ---------
TOTAL                                                          100%